UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 13, 2019

Ally Auto Receivables Trust 2019-1

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-204844-12	36-7722731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 500 Woodward Avenue Detroit, Michigan		48226
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (866) 710-4623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events.

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $22,523,500,297.91 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-204844) under the Securities Act of 1933, as amended (the “Act”), filed on June 9, 2015, as amended by Pre-Effective Amendment No. 1 on August 14, 2015, by Pre-Effective Amendment No. 2 on September 24, 2015, by Pre-Effective Amendment No. 3 on October 22, 2015, by Pre-Effective Amendment No. 4 on October 30, 2015 and by Pre-Effective Amendment No. 5 on November 6, 2015 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Auto Receivables Trust 2019-1 (the “Issuing Entity”) issued and sold $231,800,000 aggregate principal balance of Class A-1 2.70850% Asset Backed Notes (the “Class A-1 Notes”), $350,550,000 aggregate principal balance of Class A-2 2.85% Asset Backed Notes (the “Class A-2 Notes”), $350,550,000 aggregate principal balance of Class A-3 2.91% Asset Backed Notes (the “Class A-3 Notes”), $71,510,000 aggregate principal balance of Class A-4 3.02% Asset Backed Notes (the “Class A-4 Notes”, and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Sold Notes”) on February 13, 2019 (the “Closing Date”). The Sold Notes have an aggregate principal balance of $1,004,410,000. The Issuing Entity also issued $12,200,000 aggregate principal balance of Class A-1 2.70850% Asset Backed Notes (the “Class A-1 R Notes”), $18,450,000 aggregate principal balance of Class A-2 2.85% Asset Backed Notes (the “Class A-2 R Notes”), $18,450,000 aggregate principal balance of Class A-3 2.91% Asset Backed Notes (the “Class A-3 R Notes”), $3,770,000 aggregate principal balance of Class A-4 3.02% Asset Backed Notes (the “Class A-4 R Notes” and together with the Class A-1 R Notes, the Class A-2 R Notes and the Class A-3 R Notes, the “Class A R Notes”), $1,120,000 aggregate principal balance of Class B 3.23% Asset Backed Notes (the “Class B R Notes”), $870,000 aggregate principal balance of Class C 3.43% Asset Backed Notes (the “Class C R Notes”) and $620,000 aggregate principal balance of Class D 3.67% Asset Backed Notes (the “Class D R Notes” and together with the Class A R Notes, the Class B R Notes and the Class C R Notes, the “Retained Notes”). Additionally, the Issuing Entity issued Certificates with a nominal amount of $95,000 (the “Majority Certificates”) and Certificates with a nominal amount of $5,000 (the “Retained Certificates” and together with the Majority Certificates, the “Certificates”). Only the Sold Notes were offered publicly for sale. On the Closing Date, Ally Auto also sold $21,2800,000 aggregate principal balance of Class B 3.23% Asset Backed Notes, $16,490,000 Class C 3.43% Asset Backed Notes and $11,700,000 aggregate principal balance of Class D 3.67% Asset Backed Notes to Ally Subordinate Holdings LLC, an affiliate of Ally Auto, in a transaction exempt from the registration requirements of the Act. The Retained Notes and the Certificates will initially be held by Ally Auto, a majority-owned affiliate of Ally Bank, the sponsor.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables had the characteristics described in the Prospectus, dated as of February 5, 2019, filed with the Commission pursuant to Rule 424(b)(5) of the Act on February 6, 2019.

Item 9.01. Exhibits

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2019-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of February 13, 2019.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor and BNY Mellon Trust of Delaware, as Owner Trustee and Paying Agent, dated as of February 13, 2019.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of February 13, 2019.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2019-1, as Issuing Entity, dated as of February 13, 2019.

Exhibit 99.2	Custodian Agreement between Ally Bank, as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of February 13, 2019.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2019-1, as Issuing Entity, Ally Bank, as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of February 13, 2019.

Exhibit 99.4	Servicing Agreement among Ally Bank, as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2019-1, as Issuing Entity, dated as of February 13, 2019.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2019-1, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, dated as of February 13, 2019.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2019-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of February 13, 2019.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor and BNY Mellon Trust of Delaware, as Owner Trustee and Paying Agent, dated as of February 13, 2019.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of February 13, 2019.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2019-1, as Issuing Entity, dated as of February 13, 2019.

Exhibit 99.2	Custodian Agreement between Ally Bank, as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of February 13, 2019.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2019-1, as Issuing Entity, Ally Bank, as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of February 13, 2019.

Exhibit 99.4	Servicing Agreement among Ally Bank, as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2019-1, as Issuing Entity, dated as of February 13, 2019.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2019-1, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, dated as of February 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ Niraj Kapadia
Name:	Niraj Kapadia
Title:	Vice President

Dated: February 13, 2019